UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K


                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                  410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                  -----------------------------------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                        (949) 376-3125 (949) 376-9117 FAX
                        -----------------------------------
                            (ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)

FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     7

Item 8.  Change in Fiscal Year                                                 7

Item 9.  Change in Security Ratings                                            7

Signatures                                                                     7

   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

None to Report.

   Item 3.  Bankruptcy or receivership

None to Report.

   Item 4.  Changes in Registrant's Certifying Accountant

Nothing to Report

   Item 5.  Other Events

None to Report.

   Item 6.  Resignation of Registrant's Directors

On March 12, 2001, at the Annual Meeting of Shareholders, the shareholders by a majority vote failed to fill all of the vacancies on the Board of Directors. However, the shareholders by a majority vote reelected to the Board of Directors the following named persons:

Stephen Reeder
Bob Coberly
Scott Brake
David Edwards
John Tanner
Denzel Harvey

The shareholders failed to elect by a majority vote two persons who had not previously served on the Board of Directors but whose names appeared on the proxy card which was sent to all shareholders. This left two vacancies on the Board of Directors to be filled by the Board until the next annual meeting of the shareholders.

The By-Laws of the Registrant provide in pertinent part in Article III, Section
2:

"Vacancies may be filled by the Board of Directors prior to the expiration of the term. Such appointment shall continue until the next annual meeting of shareholders."

At a meeting of the Board of Directors following the shareholders' meeting, Stephen Reeder tendered his resignation as a Director and as Chief Executive Officer to take effect immediately. He also tendered his resignation as President effective on March 31, 2001.

The Board then elected the following persons to replace Mr. Reeder and one vacant position on the Board:

Mervyn Phelan, Sr.
John W. Cruickshank

Mr. Cruickshank has been Senior Vice President of Senior Care since April of 2000 but had not been a member of the Board of Directors.

Mr. Phelan has acted as a consultant to Senior Care and specifically acted as a consultant on the acquisition of assets by Senior Care from East-West Community Developer in April of 1999. He has never previously been a member of the Board of Directors nor has he been an officer of Senior Care.

Following this action by the Board of Directors, one position on the Board of Directors will still remain vacant.

The Board then named the following persons as officers of the corporation to serve for the ensuing year:

Chairman of the Board of Directors and Chief Executive Officer, Mervyn Phelan, Sr.;

Senior Vice President and Secretary, John W. Cruickshank;

Chief Financial Officer and Treasurer, Bob Coberly;

Vice President and Plant Manager, Bob Eschwege.

The Board deferred naming a new President until its next meeting which will be after the resignation of Stephen Reeder as President takes effect on March 31, 2001.

The ages and backgrounds of the persons named as officers and elected as directors are as follows:

Mervyn Phelan, Age 60, Director, Chairman of the Board
of Directors, Chief Executive Officer
------------------------------------------------------

Mr. Phelan, is a licensed real estate broker in the State of California. Since 1988, he has been a business and lending consultant to a large number of small and mid-sized companies. He has vast experience in turnarounds as well as the field of preparing businesses and their management team to break into normal financing channels where those businesses have been considered as financially challenged and under-capitalized by normal lending institutions. He pioneered innovative purchase and financing techniques for distressed property owners which effectively helped distressed sellers and provided value for new purchasers. In 1985, Mr. Phelan purchased Camino Real Savings & Loan, aggressively entering the field of development and hospitality-related commercial lending. Mr. Phelan's career in the hospitality industry as a broker, business consultant and acquisition manager has spanned 35 years.

John W. Cruickshank, Age 61 Director, Senior Vice President,
Secretary
------------------------------------------------------------

Mr. Cruickshank is a graduate of the University of Vermont and Boston College Law School. For the 10 year period prior to coming with Senior Care, he had been a business consultant working closely with the law offices of Lawrence R. Young & Associates, P.C. in Downey, California as a consultant to Mr. Young's business clients.

Robert Coberly, Age 33, Director, Chief Financial Officer, Treasurer
--------------------------------------------------------------------

Mr. Coberly has been Vice President of Senior Care since August 31, 1999 and Chief Financial Officer since November 10, 2000. He has been a director since August 31, 1999. He graduated Magna Cum Laude from the University of San Diego in 1990 with a degree in Business Administration with an emphasis on finance. He brings 8 years of real estate experience to the Senior Care Industries Inc., management team. Mr. Coberly will focus on retail and residential development with the company, utilizing his national network of contacts gained through his years with CB Commercial and Marcus & Millechap. Mr. Coberly has initiated and sold over $100,000,000 in real estate throughout the United States and will focus on the eastern U.S. for the Company. He is a licensed real estate broker.

Mr. Coberly's employment for the prior 5-year period has been as a real estate agent with CB Commercial and Marcus & Millechap, in Los Angeles, California. Recently, he relocated to Capital Realty in South Pasadena, California.

Bob Eschwege, Age 58, Vice President and Plant Manager of Noble Furniture
-------------------------------------------------------------------------

Mr. Eschwege founded Noble Furniture in 1989 and has been with the Company since its inception. He handles all aspects of oversight of manufacture, design, and distribution. He is a master furniture and cabinet maker whose expertise goes far beyond the manufacturing of furniture to the showing and sale of the product to distributors nationwide. He has been a Vice President of Senior Care since May 20, 2000.

David Edwards, Age 52, Director
-------------------------------

David Edwards resides in London, England and is in the international antiques importing business. He was born in London in 1948 and attended school at St. Georges. He was for many years the owner and operator of six major licensed premises in London. He is now retired from that business and spends most of his time in charitable endeavors including acting as trustee and vice-chair of the national charity for children suffering from cancer, the Lennox Appeal, is a member of the Sudbury Rugby Football Club and trustee of the Mountview Drama School. He has been a director of Senior Care since April 1, 2000.

John Tanner, Age 36, Director
-----------------------------

John Tanner was born in 1964 in Dublin, Ireland, was educated at the Delasalle Brother's School, embarked on a career in hotel management after attending the Royal Marine Hotel Management Course. He presently resides in East Anglia in the United Kingdom and maintains a large stable of horses, trains horses and is a member of the British Show Hack & Riding Association and the British Sports Horse Society. He competes in various horse shows and rides the hunt with the Thorlow in Suffock and, has been awarded a number of hunt buttons by four other hunts in the British Isles. He has been a director of Senior Care since April 1, 2000.

He presently is also in the antique business, has developed a serious interest in architecture and design. After rebuilding and remodeling Westgate House in Long Melford, he found himself rebuilding and redesigning houses of significance in England, Ireland, Spain and Germany.

Denzel Harvey, Age 55, Director
-------------------------------

Denzel Harvey has been for the last twenty years the owner and operator of Northland Rental & Supply, a heavy equipment rental company in San Dimas, California. His company has an exclusive arrangement with Rent USA to supply equipment to Northland for its customers. He is the brother of Al Harvey, the founder of Rent USA, Inc. Northland is a part of the Disabled Veterans Business Enterprise (DVBE) program in California and by Congress on a Federal level gives an entitlement to disabled veterans on a par with minorities. Denzel Harvey is a disabled veteran. Because of the agreement between Rent USA and Northland, Northland is able to favorably compete on all expenditures for State of California and Federal public works projects. The agreement between Northland and the Rent USA provides for an exclusive marketing arrangement whereby the Rent USA provides the material, equipment and supplies for all of Northland's projects. The agreement is for seven years and is renewable. The agreement is written and signed by both parties. There are only 600 DVBE registered businesses in the California and only one in the heavy construction field according to the Disabled Veterans Alliance. Northland has an advantage over other non DVBE companies when bidding on federally mandated construction projects. The most recent version of the law passed by Congress and by the California State Legislature requires that at least 3% of all contracts let in State and federally mandated projects be to DVBE owned companies. He has been a director of Senior Care since April 1, 2000.

Scott Brake, Age 48, Director
-----------------------------

Mr. Brake brings 30 years of business experience to the Board of Directors. He has been a director of Senior Care since August 31, 1999.

Mr. Brake's employment for the prior 5-year period has been as an independent business and financial consultant in Los Angeles, California.

   Item 7.  Financial Statements and Exhibits

No Financial Statements or Exhibits are attached.

   Item 8.  Change in Fiscal Year

Nothing to Report.

   Item 9.  Change in Security Rating

Nothing to Report.

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: March 13, 2001

/S/ Mervyn Phelan, Sr.
-----------------------------------
Mervyn Phelan, Sr.
Chief Executive Officer
                                        7